Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,628,715 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$506,765,868
Aggregate Outstanding Principal Balance – Treasury Bill	$24,719,222
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	4.88%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$445,271,476
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.87%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$36,775,171
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.26%
Number of Borrowers	15,523
Average Outstanding Principal Balance Per Borrower	$32,646
Number of Loans	28,518
Average Outstanding Principal Balance Per Loan – Treasury Bill	$43,597
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,452
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$41,507
Weighted Average Remaining Term to Scheduled Maturity	173 months
Weighted Average Annual Interest Rate	4.84%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,120	$77,590,265	15.3%
3.01% to 3.50%	7,266	87,721,737	17.3
3.51% to 4.00%	5,320	81,935,994	16.2
4.01% to 4.50%	5,104	84,531,996	16.7
4.51% to 5.00%	1,094	24,663,408	4.9
5.01% to 5.50%	472	11,436,195	2.3
5.51% to 6.00%	312	9,181,799	1.8
6.01% to 6.50%	288	10,785,562	2.1
6.51% to 7.00%	446	13,398,629	2.6
7.01% to 7.50%	194	7,258,593	1.4
7.51% to 8.00%	356	16,086,949	3.2
8.01% to 8.50%	1,336	68,228,747	13.5
Equal to or greater than 8.51%	210	13,945,994	2.8
Total	28,518	$506,765,868	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,372	$7,354,703	1.5%
$5,000.00-$ 9,999.99	2,251	16,655,253	3.3
$10,000.00-$14,999.99	1,741	21,527,552	4.2
$15,000.00-$19,999.99	1,306	22,698,393	4.5
$20,000.00-$24,999.99	1,044	23,357,619	4.6
$25,000.00-$29,999.99	887	24,310,146	4.8
$30,000.00-$34,999.99	744	24,134,417	4.8
$35,000.00-$39,999.99	574	21,505,358	4.2
$40,000.00-$44,999.99	489	20,754,366	4.1
$45,000.00-$49,999.99	370	17,538,181	3.5
$50,000.00-$54,999.99	361	18,952,649	3.7
$55,000.00-$59,999.99	293	16,830,392	3.3
$60,000.00-$64,999.99	225	14,015,330	2.8
$65,000.00-$69,999.99	174	11,740,361	2.3
$70,000.00-$74,999.99	173	12,552,479	2.5
$75,000.00-$79,999.99	143	11,104,622	2.2
$80,000.00-$84,999.99	129	10,619,168	2.1
$85,000.00-$89,999.99	103	9,014,996	1.8
$90,000.00-$94,999.99	94	8,669,442	1.7
$95,000.00-$99,999.99	89	8,679,814	1.7
$100,000.00 and above	961	184,750,627	36.5

Total	15,523	$506,765,868	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	27,174	$471,169,019	93.0%
31-60 days	422	12,030,614	2.4
61-90 days	281	7,546,687	1.5
91-120 days	139	3,512,670	0.7
121-150 days	114	2,924,400	0.6
151-180 days	105	2,393,126	0.5
181-210 days	55	1,908,206	0.4
Greater than 210 days	228	5,281,148	1.0

Total	28,518	$506,765,868	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	627	$102,105	*
4 to 12	1,387	1,212,146	0.2%
13 to 24	1,487	3,461,745	0.7
25 to 36	1,418	4,177,122	0.8
37 to 48	1,164	5,126,364	1.0
49 to 60	1,372	7,350,671	1.5
61 to 72	2,713	16,268,489	3.2
73 to 84	1,331	11,324,727	2.2
85 to 96	1,224	13,189,620	2.6
97 to 108	1,352	18,345,474	3.6
109 to 120	1,843	26,584,787	5.2
121 to 132	3,466	60,251,836	11.9
133 to 144	1,842	40,373,202	8.0
145 to 156	1,601	42,979,621	8.5
157 to 168	1,279	38,589,207	7.6
169 to 180	974	33,125,262	6.5
181 to 192	757	29,077,592	5.7
193 to 204	534	20,919,016	4.1
205 to 216	392	16,743,168	3.3
217 to 228	320	13,519,933	2.7
229 to 240	234	10,793,973	2.1
241 to 252	184	8,392,299	1.7
253 to 264	117	5,065,245	1.0
265 to 276	121	6,228,874	1.2
277 to 288	95	5,696,513	1.1
289 to 300	149	11,795,611	2.3
301 to 312	339	36,352,392	7.2
313 to 324	36	2,140,860	0.4
325 to 336	34	2,302,338	0.5
337 to 348	28	2,691,822	0.5
349 to 360	53	8,247,755	1.6
361 and above	45	4,336,101	0.9

Total	28,518	$506,765,868	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	624	$12,635,619	2.5%
Forbearance(1)	2,209	56,708,817	11.2
Repayment
First year in repayment	199	12,902,276	2.5
Second year in repayment	170	8,561,178	1.7
Third year in repayment	216	11,522,778	2.3
More than 3 years in repayment	25,100	404,435,200	79.8

Total	28,518	$506,765,868	100.0%

(1) Of the trust student loans in forbearance status, approximately 276 loans with an aggregate outstanding principal balance of $5,811,862, representing 1.15% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 156.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.4	-	193.2
Forbearance	-	14.7	205.0
Repayment	-	-	165.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $12,635,619 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $8,021,330 or approximately 63.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	258	$4,451,785	0.9%
Alaska	33	498,744	0.1
Arizona	618	13,650,572	2.7
Arkansas	184	3,488,889	0.7
California	3,002	58,706,131	11.6
Colorado	501	8,040,529	1.6
Connecticut	401	5,209,260	1.0
Delaware	94	2,278,353	0.4
District of Columbia	110	1,828,888	0.4
Florida	2,350	46,156,289	9.1
Georgia	871	21,230,380	4.2
Hawaii	129	2,081,869	0.4
Idaho	106	2,968,753	0.6
Illinois	1,083	17,218,608	3.4
Indiana	766	10,793,102	2.1
Iowa	105	1,549,906	0.3
Kansas	468	5,843,050	1.2
Kentucky	236	3,739,095	0.7
Louisiana	917	14,538,313	2.9
Maine	89	1,466,935	0.3
Maryland	625	12,283,582	2.4
Massachusetts	673	9,449,988	1.9
Michigan	601	12,105,826	2.4
Minnesota	291	6,004,416	1.2
Mississippi	255	5,288,805	1.0
Missouri	568	8,403,253	1.7
Montana	71	1,284,257	0.3
Nebraska	34	487,280	0.1
Nevada	180	3,163,042	0.6
New Hampshire	136	2,327,715	0.5
New Jersey	752	12,575,644	2.5
New Mexico	82	956,484	0.2
New York	1,883	32,286,591	6.4
North Carolina	683	12,760,793	2.5
North Dakota	21	294,035	0.1
Ohio	1,408	27,707,928	5.5
Oklahoma	554	8,411,330	1.7
Oregon	446	7,335,649	1.4
Pennsylvania	954	15,943,875	3.1
Rhode Island	70	1,106,537	0.2
South Carolina	327	7,616,340	1.5
South Dakota	38	544,504	0.1
Tennessee	596	12,386,807	2.4
Texas	2,542	40,768,223	8.0
Utah	105	1,756,585	0.3
Vermont	46	640,832	0.1
Virginia	762	13,629,861	2.7
Washington	775	10,874,830	2.1
West Virginia	125	1,507,236	0.3
Wisconsin	252	4,141,225	0.8
Wyoming	36	577,300	0.1
Other	306	6,405,640	1.3
Total	28,518	$506,765,868	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,871	$211,861,061	41.8%
Other Repayment Options(1)	10,355	179,936,381	35.5
Income-driven Repayment(2)	3,292	114,968,425	22.7
Total	28,518	$506,765,868	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 137 loans with an aggregate outstanding principal balance of $7,610,395 currently in an interest-only period.  These interest-only loans represent approximately 1.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	13,706	$188,409,398	37.2%
Unsubsidized	14,812	318,356,470	62.8

Total	28,518	$506,765,868	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	65	$4,268,614	0.8%
October 1, 1993 through June 30, 2006	28,453	502,497,254	99.2
July 1, 2006 and later	0	0	0.0

Total	28,518	$506,765,868	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	999	$13,957,060	2.8%
College Assist	7	380,732	0.1
Educational Credit Management Corporation	2,374	31,960,341	6.3
Florida Off Of Student Fin'l Assistance	850	10,345,394	2.0
Great Lakes Higher Education Corporation	14,161	296,686,454	58.5
Kentucky Higher Educ. Asst. Auth.	667	8,272,101	1.6
Michigan Guaranty Agency	302	4,412,926	0.9
Oklahoma Guaranteed Stud Loan Prog	466	6,366,838	1.3
Pennsylvania Higher Education Assistance Agency	2,420	32,536,873	6.4
Texas Guaranteed Student Loan Corp	6,272	101,847,149	20.1
Total	28,518	$506,765,868	100.0%